                                                                Exhibit 99.10


                                  DETACH HERE


                                     PROXY

                               TELECORP PCS, INC.

            THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
                             OF TELECORP PCS, INC.


     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement/Prospectus dated December 26, 2001 in connection with the special meeting of the stockholders of TeleCorp PCS, Inc. (the "Special Meeting") to be held at 12:00 noon eastern time on Thursday, February 7, 2002 at the Key Bridge Marriott Hotel, 1401 Lee Highway, Arlington, Virginia 22209 and hereby appoints Thomas H. Sullivan and Gerald T. Vento, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all
shares of the [       ] stock of TeleCorp PCS, Inc. registered in the name
provided herein which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in said Proxy.


     THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


SEE REVERSE SIDE FOR THE PROPOSAL. If you wish to vote in accordance with recommendation of the Board of Directors, just sign on the reverse side. You need not mark any boxes.


  Please take note of the important information enclosed with this Proxy.

 _____________                                              _____________
|             |                                            |             |
| SEE REVERSE | CONTINUED AND TO BE SIGNED ON REVERSE SIDE | SEE REVERSE |
|    SIDE     |                                            |     SIDE    |
|_____________|                                            |_____________|

                                  DETACH HERE

 ___
|   |  Please mark
| X |  votes as in
|___|  this example.


You may vote your proxy by returning this card in the enclosed envelope.

The Board of Directors recommends a vote FOR the Proposal.


                                                     FOR    AGAINST  ABSTAIN
Proposal: To adopt, approve and authorize the       _____    _____    _____
          Agreement and Plan of Merger, dated as   |     |  |     |  |     |
          of October 7, 2001, by and among AT&T    |     |  |     |  |     |
          Wireless Services, Inc., TL Acquisition |_____| |_____| |_____| Corp. and TeleCorp PCS, Inc. and the transactions contemplated thereby.

                                                                      _____
                  I DO NOT WISH TO RECEIVE FUTURE ANNUAL REPORTS     |     |
                  FOR THIS ACCOUNT                                   |     |
                                                                     |_____|

                                                                      _____
                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING        |     |
                                                                     |     |
                                                                     |_____|

                                                                      _____
                  I HAVE INCLUDED COMMENTS, OR A CHANGE OF ADDRESS   |     |
                                                                     |     |
                                                                     |_____|

                  ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________

                  Please date this proxy and sign exactly as name(s) appears hereon. Joint owners should each sign.
                  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



Signature: __________________________________ Date: _________________


Signature: __________________________________ Date: _________________